                                                                    EXHIBIT 12.2



                        DIRECTORS ACCEPTANCE AND APPROVAL OF
                                     PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:       2-20 , 1998           SIGNATURE:     /s/ Garry Oglesbee
      -------------                          ------------------------------
                                                  Garry Oglesbee
                                                  President, CEO, Chairman of
                                                  the Board.
                                   ADDRESS:  Garry Oglesbee
                                             1408 Kit Carson Drive
                                             Gallup, New Mexico  87301
                                   PHONE: (505)  722-2855

                        DIRECTORS ACCEPTANCE AND APPROVAL OF
                                     PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:       2-20 , 1998           SIGNATURE:     /s/ Jack Wiles
      -------------                          ------------------------------
                                                  Jack Wiles
                                                  Director
                                   ADDRESS:  Jack Wiles
                                             12940 Basswood Lane
                                             Beaumont, Texas  77713
                                   PHONE: (316)  838-4878

                        DIRECTORS ACCEPTANCE AND APPROVAL OF
                                     PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:       2-20 , 1998           SIGNATURE:     /s/ Lilly Beter
      -------------                          ------------------------------
                                                  Lilly Beter
                                                  Vice-Chairperson, Director
                                   ADDRESS:  Lilly Beter
                                             5707 Hwy. 7
                                             St. Louis Park, MN.  55416
                                   PHONE: (612)  920-2693

                        DIRECTORS ACCEPTANCE AND APPROVAL OF
                                     PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:       2-20 , 1998           SIGNATURE:     /s/ Lonnie Eidson
      -------------                          ------------------------------
                                                  Lonnie Eidson
                                                  Director
                                   ADDRESS:  Lonnie Eidson
                                             4570 Valancius Way
                                             Lake Montezuma, AZ.  86342
                                   PHONE: (520)  567-7225

                        DIRECTORS ACCEPTANCE AND APPROVAL OF
                                     PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:       2-20 , 1998           SIGNATURE:     /s/ Leonard Mitchell
      -------------                          ------------------------------
                                                  Leonard Mitchell
                                                  Vice President of
                                                  Transportation, COO, CFO
                                                  (Acting), Director
                                   ADDRESS:  Leonard Mitchell
                                             15029 Sundance
                                             Wichita, KS.  67230
                                   PHONE: (316)  733-6905

                        DIRECTORS ACCEPTANCE AND APPROVAL OF
                                     PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:       2-20 , 1998           SIGNATURE:     /s/ Michael Chappue
      -------------                          ------------------------------
                                                  Michael Chappue
                                                  Director
                                   ADDRESS:  Michael Chappue
                                             49545 Hopi Dr.
                                             Parker, AZ.  85344
                                   PHONE: (520)  667-3078

                        DIRECTORS ACCEPTANCE AND APPROVAL OF
                                     PROSPECTUS


     I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

     I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:       2-20 , 1998           SIGNATURE:     /s/ William Muth
      -------------                          ------------------------------
                                                  William Muth
                                                  Secretary, Director
                                   ADDRESS:  William Muth
                                             4 N 608 High Meadow Park
                                             St. Charles, IL.  60174
                                   PHONE: (630)  443-0057